UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2004

AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-22166 (Commission File Number)	41-1439182 (I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota (Address of Principal Executive Offices)	55109 (Zip Code)

(651) 770-2000 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release issued April 21, 2004

Item 12. Results of Operations and Financial Condition.

     On April 21, 2004, the registrant publicly announced, among other things, its results for the quarter ended March 31, 2004. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED
By:	/s/ DOUGLAS L. HEMER
Douglas L. Hemer
Chief Administrative Officer and Secretary

Dated: April 21, 2004

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release issued April 21, 2004	Filed herewith